Investor Presentation May 2017

Forward-Looking Statements This presentation contains certain statements related to future results or states our intentions, beliefs and expectations or predictions for the future which are forward- looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. 2

Company Overview

2 0 1 5 Company taken public (NASDAQ) Date of Incorporation Patrick History 4 1 9 5 9 Company founded 1 9 6 1 1 9 6 8 2 0 0 7 Acquires Adorn Holdings, Inc. – the largest acquisition in the Company’s History 2 0 0 8 Todd Cleveland named President (‘08) and CEO (‘09) Completes 3-for-2 common stock split Acquisition Highlights (2010-2017)  35 companies  $494MM aggregate purchase price  $790MM annualized sales  Common Stock Offering  Credit facility expansion to $450MM  Continued strategic investment 2010 - 2017 2 0 0 9 2 0 1 7

 Founded in 1959 and incorporated in Indiana in 1961  Headquartered in Elkhart, Indiana – the “RV Capital of the World”  Leading national manufacturer and supplier of building and component products to the RV, MH, Marine and select Industrial markets  Operates over 80 facilities in 19 states  Approximately 6,000 employees  Listed on the NASDAQ under ticker PATK  Approximately $1.2B in revenue for 2016  Acquired 35 companies from 2010 – 2017  $494 million aggregate purchase price  Our vision is focused on continued growth organically and through strategic acquisitions in all market segments including marine, as well as expanding geographical product footprint and reach Patrick at a Glance 5

Marine Industrial MH RV 6 Market Platform

Industries Overview



RV

- Q1-17 shipment growth 12%
- 72% of Q1-17 Patrick sales

Wall and ceiling panels
Pressed and hardwood doors
Countertops
Fabricated aluminum & FRP products
Wrapped mouldings
Cabinet doors
Electrical, wiring, plumbing
Furniture and mattresses
Fiberglass products
RV painting
Electronics



MH

- Q1-17 shipment growth 23%
- 13% of Q1-17 Patrick sales

Wall and ceiling panels
Pressed and hardwood doors
Electrical, wiring, plumbing
Cement siding
Drywall & roofing products
Lighting
Wall coverings
Bath & shower surrounds
Trusses



Industrial

- Q1-17 housing starts growth 8%
- 11% of Q1-17 Patrick sales

- 54% residential housing
- 46% retail & commercial fixtures

Retail & commercial fixtures
Kitchen cabinets
Solid surface countertops
Office & residential furniture



Marine

- Q1-17 shipment growth 6%*
- 4% of Q1-17 Patrick sales

Electronics distribution
Fiberglass/plastic helms
Dash panels
Wiring/wiring harnesses
Aluminum fuel & holding tanks
Full helm assembly
CNC molds & composite parts

Product Portfolio

Sources: RVIA, MHI, NAHB, SSI

**Shipment growth company estimate*

PATRICK INDUSTRIES, INC.
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8 Differentiated, customer-centric, brand strategy and business model  Portfolio of brands enable OEM customers to differentiate their products to consumers  Brands retain significant autonomy to maintain entrepreneurial spirit and brand individuality enabling continuation of legacy value proposition with the support and opportunity to leverage all of Patrick’s resources Strong Brands

Patrick Facility Profile 9 9 Strategically aligned with OEM customers with a nationwide network Over 80 facilities in 19 states with approximately 6,000 employees Headquarters Existing Patrick Facility

 $437 +36% $595 +24% $736 +25% $920 +33% $1,222 2012 2013 2014 2015 2016 Sales Growth Sales Sales & Earnings Growth  Sales continue to grow and outpace their respective markets, driven by acquisitions, new products and extension growth and market share gains  Net Income and EPS continue steady growth driven by the following:  Leveraging of fixed costs  Tight management of controllable expenses  Realized cost synergies from acquisitions  Share buyback program *2012 net income excludes the benefit of the income tax credit associated with NOLs - $7MM or $0.43 per diluted share ($ in millions except per share data)  $21 +13% $24 +28% $31 +38% $42 +32% $56  $1.33 +11% $1.49 + 9% $1.91 +42% $2.72 +34% $3.64 2012* 2013 2014 2015 2016 Earnings Growth Net Income Diluted EPS 10

Key Role in the Value Chain 11 Activities and Value Proposition Success Drivers Component Suppliers OEMs Dealers  Source raw materials and select products  Innovate on design, product and materials to meet consumer preferences  Manufacture and distribute select components  Source components  Design vehicles  Assemble vehicles  Consumer marketing  Dealer development and relationships  Manage OEM relationships  Manage inventories and financing  Consumer marketing and sales  Satisfy consumer preferences  Product line breadth  Industry volumes (less reliant on specific brand or class)  Operational platform and supply chain efficiency  Brand  Innovative product  Dealer network  Supply chain management  Competitive OEM brands  Footprint  Financing  Marketing and sales capability Design and innovation are crucial elements in the value chain as consumer tastes and preferences are dynamic RV Market

RV Market 12 Long- Term Market Growth Industry Strength Economy Demographics Lifestyle  2016 was the 7th consecutive year of wholesale unit shipment growth; Q1-17 continuing momentum with 12% growth  Retail demand is strong  New innovative designs and products  Attractive product mix and price point  Consumer Confidence – April 2017 - 120.3  Strong equity markets – Dow at all time high  Unemployment – April 2017 - 4.4%  Fuel prices  One in ten vehicle-owning households between 50 and 64 own at least one RV  11,000 Baby Boomers are projected to turn 65 years old each day over the next 15 years – highest rate of RV ownership  70% of current RV owners plan to purchase another RV to replace their current unit, with over one-third planning a new purchase within the next 3 years  Quality time with family and friends  Culture shift toward outdoor activities  More economical vacations  Millennials embracing active and outdoor lifestyle  Connectivity Sources: The Conference Board; Bureau of Labor Statistics & U.S. Census Bureau; RVIA Drivers of Market Growth

Millennials are 2x as likely to say that outdoor recreation activities are important  Technology is allowing campers to stay connected, providing greater flexibility and promoting longer stays Camping with children is increasing at a rapid pace The % of campers with children in their homes:  46% in 2015  41% in 2014  35% in 2013 Approximately 28% of U.S. households camp every year  22% RVs / 18% cabins / 60% tents  50% of all campers prefer a full-service cabin, which may include a bathroom & kitchen  Approximately 75% of all campers stay within 200 miles of their homes Industry Demographics 13 Sources: North American Camping Report 2016; RVIA RV Market “Baby Boomer” Retirements to Continue at Increasing Rate  RV sales will continue to benefit from the aging Baby Boomers. The number of consumers between the ages of 55 and 74 will total 79 million by 2025, 15% higher than in 2015.

Industry Trends 14 Towables 86% Motorized 14%  Wholesale shipment growth is up 12% in Q1 2017 compared to prior year  Led by travel trailers and Class B & C  Retail shipments increased 11% for the quarter versus prior year period  Shipment composition remains steady from prior year  Towables is 86% of the market  Motorized is 14% of the market Source: RVIA, SSI RV Market Q1-17 Shipment Change vs. PY Wholesale Retail Travel Trailer 12% 13% Fifth Wheel 10% 6% Camping Trailer (8%) (0%) Park Model (22%) (15%) Towables 11% 11% Class A (4%) (2%) Class B & C 33% 25% Motorized 16% 11% Wholesale 12% 11% Q1-2017 Dealer Shipments Travel Trailer 65% Fifth Wheel 19% Camping Trailer 2% Park Model 0% Class A 5% Class B & C 9%

173 163 203 228 +21% 259 247 248 255 293 +24% 321 300 257 311 321 370 384 +22% 391 353 237 166 242 252 286 321 357 374 431 RV Wholesale Unit Shipments Consumer Confidence RV Annual Shipments 480 500 Industry Outlook 15 Gulf War 9/11 Attacks Residential Housing Crisis It is our belief that trended shipment levels indicate that there continues to be potential for future growth based on the depth of the last cycle, current demographic indicators, and overall economic conditions. Additionally, average shipment increases over each of the last prior peaks point to an extended runway and the next potential peak at over 480,000 units. (shipments in thousands) RV Shipments Source: 1990 – 2016 RVIA; 2017F – 2020F Company Estimates +3% annual growth +5% annual growth RV Market

Market Conditions & Consumer Trends 16  Approximately 9 million households with 22 million people living in manufactured homes (9% of nation’s single family housing stock)  Affordable form of home ownership:  Average structure cost per sq. ft. (2015): $47.55 (MH) vs. $100.65 (single family home)  Average MH retail price (2015): $68,000 for 1,430 sq. ft. (home only)  Flexible production process allows for more custom features at lower cost:  Multiple exterior options and interior floor plans available  Energy efficient materials, green and alternative energy home designs  Built with precision – three layers of quality oversight nationally administered by HUD  Engineered for wind safety and energy efficiency based on geographic region in which homes are sold  Appreciate in value as with other forms of housing  Typical financing terms for MH loans on new homes:  5 – 20% down payment (based on inclusion of land in financing)  15 – 30 year loan terms – based on credit profile, home size, and loan type Source: Manufactured Housing Institute (MHI) MH Market

Industry Outlook 17 Source: 1990-2016: Manufactured Housing Institute (MHI); 2017F Company Estimate The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crash including tight credit standards and lending. We believe, however, that there is pent up demand being created and significant upside potential for this market based on current demographic trends including multi-family housing capacity and improving credit and financing conditions, among other factors. Residential Housing Crisis Restricted MH and Residential Housing Credit & Lending Conditions (shipments in thousands) 193 168 131 131 147 118 96 82 50 50 52 55 60 64 71 81 89 MH Wholesale Unit Shipments MH Market

554 587 609 781 925 1,003 1,112 1,174 4,340 4,190 4,260 4,660 5,090 4,940 5,250 5,450 3,900 4,100 4,300 4,500 4,700 4,900 5,100 5,300 5,500 400 500 600 700 800 900 1,000 1,100 1,200 1,300 Existing Hom e Sales (000's)Ne w Hou sin g Start s ( 00 0's ) Growth in Housing Market Driving Demand New Housing Starts Existing Home Sales Industry Conditions 18  The National Association of Home Builders (“NAHB”) currently forecasts an approximate 5% year-over-year increase in new housing starts for 2017 compared to 2016  Approximately 54% of the Company’s industrial revenue base is tied directly to the residential housing market (new construction and remodel)  Our sales to the industrial market generally lag new residential housing starts by six to nine months  Patrick has targeted certain sales efforts towards industrial market segments less tied to new single and multi-family home construction, including the retail fixture, office, medical, institutional furnishings, and countertop markets Sources: New Housing Starts - U.S. Census Bureau; Existing Home Sales – National Association of Realtors Industrial Market Residential Housing 54% Commercial & Institutional Fixtures 46% Q1-2017 Sales Composition

Market Trends 19 95% of powerboats in the U.S. are manufactured in the U.S. 36% of the U.S. adult population participated in recreational boating 72% of boat owners have a household income of less than $100K ~ middle-class 95% of boats on the water in the U.S. are less than 26’ in length Marine Market Source: National Marine Marketing Association: 2014 Recreational Boating Statistical Abstract

U.S. Marine Outlook - 100,000 200,000 300,000 400,000 500,000 600,000 19 65 19 66 19 67 19 68 19 69 19 70 19 71 19 72 19 73 19 74 19 75 19 76 19 77 19 78 19 79 19 80 19 81 19 82 19 83 19 84 19 85 19 86 19 87 19 88 19 89 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 E 20 17 FIndustry Volume Source: National Marine Marketing Association, Statistical Surveys, Inc. 1965-1991 Average 400,000 1992-2006 Average 309,000 2016 2017 193,000 200,000 The U.S. marine market continues its steady recovery with the potential for a long runway of slow and steady growth 20 Marine Market

Marine Retail Stats 21 New Boat Retail Growth Accelerating 10 20 30 40 50 60 70 80 90 Jan '14 Mar '14 May '14 Jul '14 Sep '14 Nov '14 Jan '15 Mar '15 May '15 Jul '15 Sep '15 Nov '15 Jan '16 Mar '16 May '16 Jul '16 Sep '16 Nov '16 Jan '17 Current Conditions 3-5 Year Outlook Positive Dealer Sentiment -60% -40% -20% 0% 20% 40% 60% 80% Jan '14 Mar '14 May '14 Jul '14 Sep '14 Nov '14 Jan '15 Mar '15 May '15 Jul '15 Sep '15 Nov '15 Jan '16 Mar '16 May '16 Jul '16 Sep '16 Nov '16 Jan '17 Up Down Net$19.1B Estimated annual U.S. retail sales of new boats, marine engines and marine accessories in 2016, an estimated increase of 10% 2017 Boating Trends • Affordable, versatile boats helping a new generation become boaters • Intuitive marine technology • Big boats are “back” • Shared experiences (boat rental) Marine Market Source: National Marine Marketing Association: Article published Jan. 3, 2017 / MRAA / Baird Marine Retailer Pulse Report dated February 6, 2017

A u g . 201 6 Patrick’s Marine History Timeline 22 L e g ac y N o v. 201 4 F e b . 201 5  Electronics Distribution First step into the marine market Strategic acquisition to gain traction in new marine markets Strategic acquisition to expand presence in RV & marine markets  Fiberglass Helms  Dash Panels  Fiberglass Helms  Dash Panels  Wire Harnesses  Full Helm Assembly P ro d u ct L ine s M a y 201 7 Strategic acquisitions to build marine platform and expand presence as key component supplier  Design and tooling  Aluminum fuel tanks  Wire harnesses Marine Market

Marine Core Competencies 23  Thermoforming plastics  Dash and instrument panel assemblies  Fiberglass design, engineering and manufacturing  Electrical wiring and harnesses  CNC plugs and molds; open/closed composite molds  Aluminum fuel and holding tanks  Electronics distribution  Strategic sourcing and purchasing power  JIT inventory management and distribution  Ability to bring multiple product lines and solutions to boat manufacturers regardless of size or style  Large scale in size and footprint with presence in the hotbeds of boat manufacturing  Midwest  Southeast  Northern Plains  Expertise in JIT inventory management, providing value-added services to OEMs K e y Core Com p etencie s Cu s tomer V alue Pro p osit io n Marine Market

Use strong cash flow to reduce debt and reload growth capacity 24 Maintain efficient and flexible balance sheet through measured use of leverage to drive growth and strong ROE with prepayable debt Invest in internal growth and cost savings opportunities including geographic locations, product extensions and infrastructure Return excess capital to shareholders through share repurchases Maintain high pace, strategic acquisition program Our capital allocation strategy is centered around the utilization of our leverage and capital resources to grow and reinvest in the business model. Focused Capital Allocation

Acquisition Strategy Expand into adjacent markets to further leverage core manufacturing and distribution capabilities, gain new growth platforms and diversify end-market exposure Introduce new, innovative product lines complementary to core competencies Cross sell extensive product catalog to customer base Increase content per unit Leverage management capabilities Provide “Good” / “Better” / “Best” Product Offerings Solid management teams Strong customer and supplier relationships and operational talent High quality product lines Strong growth potential Strategic value proposition Any size but very fine filter for large opportunities Allow creative entrepreneurial spirit to continue to thrive Retain brand name given customer equity Provide capital, administrative and operational support where needed Capture cost synergies Drive revenue synergies through sales coordination across broader Patrick customer base Goals Target Attributes Integration Model 25

Geographic and Product Expansion

Focus on expansion opportunities with $160MM market potential, while minimizing any potential risks or pitfalls


1
2
3
4
5

1 PACIFIC NORTHWEST

- Lamination
- Aluminum
- FRP
- Fiberglass
- Paint
- Solid Surface
- Hardwood Products
- Pressed Products
- Industrial
- Interior Doors

2 SOUTHERN CALIFORNIA

- Softwoods
- Paint
- Solid Surface
- Hardwood Products
- Pressed Products

3 TEXAS

- Softwoods
- Hardwood Products
- Industrial

4 SOUTHEAST

- Lamination
- Fiberglass
- Solid Surface

5 NORTHEAST

- Softwoods
- Fiberglass
- Solid Surface
- Hardwood Products
- Slotwall Products

PATRICK INDUSTRIES, INC.
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Capital Expenditures We will continue to invest in our infrastructure to drive enterprise wide efficiency and flex our capital spend when necessary to align with our demand levels $2.5 $4.2 $0.3 $1.4 $2.4 $7.9 $8.7 $6.5 $8.0 $15.4 $16.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F ($ in millions) Strategic Capital Spending:  New Process / Automation  Increased Capacity  Increased Efficiencies 27

Appendix

Content per Unit  Our focus on strategic acquisitions and organic growth have resulted in significant increases in our content per unit and sales outpacing our respective markets  Both RV and MH content per unit increase of 14% in Q1 2017 compared to 2016  Strategic Growth Initiatives  Acquiring new product lines and strong management teams  Developing new innovative product lines  Geographic expansion  Entering adjacent markets $823 $1,142 $1,364 $1,629 $1,904 $2,167 $6,300RV Content per Unit - TTM $1,441 $1,580 $1,599 $1,718 $1,787 $2,032 $6,900MH Content per Unit - TTM *100% market share in existing products would yield the ‘total potential’ content per unit amount 29

Acquisition Summary by Year 2010 Acquisition Highlights 2014 Acquisition Highlights • 2 companies • 7 companies • $6MM aggregate purchase price • $72MM aggregate purchase price • $22MM annualized sales • $126MM annualized sales • Primarily RV market-based • Primarily RV market-based 2011 Acquisition Highlights 2015 Acquisition Highlights • 3 companies • 4 companies • $7MM aggregate purchase price • $140MM aggregate purchase price • $26MM annualized sales • $233MM annualized sales • Primarily RV & Industrial market-based • Primarily RV market-based 2012 Acquisition Highlights 2016 Acquisition Highlights • 4 companies • 8 companies • $30MM aggregate purchase price • $139MM aggregate purchase price • $80MM annualized sales • $167MM annualized sales • Primarily RV market-based • RV, MH & Industrial market-based 2013 Acquisition Highlights 2017 Acquisition Highlights • 3 companies • 4 companies • $17MM aggregate purchase price • $83.5MM purchase price • $42MM annualized sales • $95MM annualized sales • Primarily RV market-based • Marine, RV & Industrial market-based 30

Acquisition Summary 2010 2011 2012 Quality Hardwoods Sales Blazon International Group The Praxis Group A.I.A. Countertops, LLC Infinity Graphics Décor Mfg., LLC Gustafson Lighting Creative Wood Designs, Inc. Middlebury Hardwood Products, Inc. Date of Acquisition: 01/2010 08/2010 06/2011 09/2011 12/2011 03/2012 07/2012 09/2012 10/2012 Final Purchase Price: $2.0 $3.8 $0.5 $5.5 $1.3 $4.3 $2.8 $3.0 $19.8 Annualized Revenue (from Date of Acquisition): $2.0 $20.0 $4.0 $20.0 $2.0 $17.0 $12.0 $18.0 $33.0 Segment: Manufacturing Distribution Distribution Manufacturing Manufacturing Manufacturing Distribution Manufacturing Manufacturing Industry: RV RV & MH RV RV & Industrial RV & Industrial RV RV RV RV, MH & Industrial Overview of Products: Cabinet Doors Wiring, electrical, plumbing, and other building products Painted countertops, foam products, and furniture products Solid surface countertops, backsplashes, tables, and signs Designer, producer, and installer of exterior graphics Laminated and wrapped products Interior and exterior lighting products, ceiling fans and accessories Hardwood furniture including interior hardwood tables, chairs, and dinettes Hardwood cabinet doors and other hardwood products Acquisition: 31

Acquisition Summary

	2013			2014				2015		
Acquisition:	Frontline Mfg., Inc.	Premier Concepts, Inc.	West Side Furniture	Precision Painting Group	Foremost Fabricators, LLC	PolyDyn3, LLC	Charleston Corporation	Better Way Partners, LLC	Structural Composites of Indiana, Inc.	North American Forest Products & North American Moulding
Date of Acquisition:	09/2013	09/2013	09/2013	06/2014	06/2014	09/2014	11/2014	02/2015	05/2015	09/2015
Final Purchase Price:	$5.2	$2.6	$8.7	$16.0	$45.4	$1.3	$9.5	$40.5	$20.0	$79.7
Annualized Revenue (from Date of Acquisition):	$15.0	$10.0	$17.0	$28.0	$75.0	$2.5	$20.0	$50.0	$18.0	$165.0
Segment:	Manufacturing	Manufacturing	Distribution	Manufacturing	Manufacturing & Distribution	Manufacturing	Manufacturing	Manufacturing	Manufacturing	Manufacturing
Industry:	RV, MH & Industrial	RV, MH & Industrial	RV	RV	RV	RV	RV	RV	RV, Marine & Industrial	RV, MH & Industrial
Overview of Products:	Fiberglass bath fixtures including tubs and showers	Solid surface countertops	Recliners, mattresses, other furniture products	Exterior full body painting	Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil	Fabricated simulated wood and stone products	Fiberglass and small plastic components	Fiberglass components	Fiberglass front and rear caps and roofs and other specialty fiberglass components	Profile wraps, custom mouldings, laminated panels, raw/processed softwood products, trusses, industrial packaging materials

PATRICK INDUSTRIES, INC.
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Acquisition Summary

	2016							2017			
Acquisition:	Parkland Plastics	The Progressive Group	Cana Cabinetry	Mishawaka Sheet Metal	L.S. Manufacturing, Inc.	BH Electronics, Inc.	Sigma Wire & KRA Intl.	Medallion Plastics, Inc.	Leisure Product Enterprises, LLC: Marine Concepts & Design Concepts	Marine Electrical Products	Florida Marine Tanks
Date of Acquisition:	02/2016	03/2016	05/2016	06/2016	07/2016	07/2016	12/2016	03/2017	05/2017		
Acquisition Count:	1	1	1	1	1	1	2	1	3		
Final Purchase Price:	$25.2	$10.9	$16.5	$14.0	$11.2	$35.0	$26.1	$10.0	$73.5		
Annualized Revenue (from Date of Acquisition):	$30.0	$23.0	$18.0	$28.0	$12.0	$35.0	$21.0	$20.0	$75.0		
Segment:	Manufacturing	Distribution	Manufacturing	Manufacturing	Manufacturing	Manufacturing	Manufacturing	Manufacturing	Manufacturing	Manufacturing	Manufacturing
Industry:	RV & Industrial	RV & Industrial	MH & Industrial	RV & Industrial	RV & Industrial	Marine	RV, Marine & Industrial	RV & Industrial	Marine & Industrial	Marine	Marine & Industrial
Overview of Products:	Polymer-based products including wall panels, lay-in ceiling panels, coated & rolled floors, protective moulding	Electronics	Custom cabinetry including hardwood and MDF doors, door fronts and mouldings	Fabricated aluminum products, aluminum alloys, galvanized and hot rolled steel in common gauges and pattern sizes	Thermoformed plastic parts and components, including shower surrounds/bases	Thermoformed dash panel assemblies, center consoles and trim panels, electrical systems	PVC insulated wire and cable products, wire harnesses and associated assemblies	Thermoformed dash and trim panels, fender skirts, interior packages, bumper covers and hoods	CNC plugs and molds, composite molds (open and closed), gelcoat and fiberglass parts and assemblies	Wireharnesses, fiberglass and fiberglass reinforced thermoformed helm systems, dash panels, and instrument panels	Manufactures, fabricates, and assembles aluminum fuel and holding tanks

PATRICK INDUSTRIES, INC.
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Patrick Product Lines – RV Interior


Closet Hardware
Closet & Passage Doors
Electronics
Drawer Fronts & Sides
Lighting
Mattresses
Vanity Mirrors
Fiberglass Bath Fixtures & Shower Doors
Microwaves
Laminate & Ceramic Flooring
Kitchen & Bath Faucets & Sinks
Countertops
Backsplashes
Cabinet Doors
Laminated Panels & Printed Vinyl
Furniture
Speakers
Cabinet Hardware
Under Cabinet Lighting
Tile
Dinettes, Tables & Chairs
Window Trim
Slide trim – foam, hardwood, wrapped
Hardwood Accessories

Additional Supplied Products:

- Exit Lighting
- Ceiling Fans
- Power Cords & Inlets
- RV Tank Heater Pads
- Fire Extinguishers
- Electric Fireplaces
- Wiring, Electrical & Plumbing Products
- Inverters
- Tire Pressure Monitors
- Electrical Switches, Receptacles, and Outlets
- RV Transfer Switches
- Battery Selector Switches
- Cut to size, boring, foiling & edge-banding
- Flooring Adhesive
- Instrument Panel
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)

PATRICK INDUSTRIES, INC.
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Patrick Product Lines – RV Exterior


Front and Rear Caps
Bow Trusses
Exterior Speakers
StarRV
StarRV
RV Power Cords & Inlets
Aluminum & FRP Side Walls
Motion Sensing Lights
Laminated Side Walls
LED Lighting
Paint & Paint Mask

Additional Product Lines:

- Softwoods
- Full Body Paint
- Aluminum Gauges
- Steel Gauges
- Mill Finish & Pre- Painted Aluminum and Steel
- Slit & Embossed Steel
- FRP Coil & Sheet

RV Grills & Accessories



PATRICK INDUSTRIES, INC.
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Patrick RV Products Growth Potential



Insulation
Exterior Mirrors
Gauges
Appliances
Roofing
Heating, Ventilating, Air Conditioning
Window Coverings
Toilets/Plumbing
Holding Tanks
Dashboards & Components
Windshield Wipers
Water Heaters
Captains Chairs
Tires & Rims
Hardware
Carpeting
Bedding
Rolled Flooring
Aluminum Framing

PATRICK INDUSTRIES, INC.
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Patrick Product Lines – MH



Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Interior & Exterior Decorative Lighting Fixtures
Trusses
Ceiling Fans
Shingles
Interior Passage Doors
Backsplashes
Medicine Cabinets
Electronics
Printed Vinyl
Countertops
Tile
Recessed Lighting
Under Cabinet Lighting
Fluorescent Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Microwaves
Cabinet Doors & Components

- Ventilation System & Ridge Cap
- Felt Paper
- Ice & Water Protection
- Drip Edge
- Flashing
- Roofing Membrane
- Soffit & Fascia

<u>Additional Supplied Products:</u>

- Building Arches
- Closet Organization Products
- Sealants
- Innovative Lighting
- Electrical Components
  - Panels/Breakers
  - Outlet Boxes
  - Switches/Receptacles
- Fireplaces and Surrounds
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
- Cut to size, boring, foiling & edge-banding
- Solid Surface, Granite and Quartz Fabrication
- Flooring Adhesive
- Tables & Signs
- Roof Trusses

PATRICK INDUSTRIES, INC.
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Patrick MH Products Growth Potential 38 Composite Decking Carpet & Carpet Pad Hardware Alternative Roofing Insulation Lumber Windows Additional Supplied Products: • Water Heaters • Appliances • Toilets/Plumbing • HVAC Solar Panels Brackets/Braces & Hardware